UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2011 (June 24, 2011)

Bohai Pharmaceuticals Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53401	98-0588402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Yantai Bohai Pharmaceuticals Group Co. Ltd.
No. 9 Daxin Road, Zhifu District
Yantai, Shandong Province, China 264000

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86(535)-685-7928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Change in Registrant’s Certifying Accountant

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On June 24, 2011, the audit committee of the Board of Directors (the “Audit Committee”) of Bohai Pharmaceuticals Group, Inc. (the “Company”) approved the dismissal of Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) as the Company’s independent registered public accounting firm, effective as of June 28, 2011 (the “Dismissal Date”).

During the Company’s fiscal years ended June 30, 2009 and June 30, 2010, Parker Randall’s audit reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2009 and June 30, 2010 and the subsequent period through the Dismissal Date: (i) there were no disagreements between the Company and Parker Randall on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Parker Randall’s satisfaction, would have caused Parker Randall to make reference in connection with Parker Randall’s opinion to the subject matter of the disagreement; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On June 28, 2011, the Company provided Parker Randall with a copy of the disclosures that the Company is making in response to Item 4.01 on this Form 8-K, and has requested that Parker Randall furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  The Company intends to file such letter from Parker Randall upon receipt via an amendment to this Current Report.

(b)	Engagement of New Independent Registered Public Accounting Firm

Concurrently with the decision to dismiss Parker Randall as the Company’s independent auditor, the Audit Committee appointed Marcum Bernstein & Pinchuk LLP (“Marcum”) as the Company’s independent registered public accounting firm as of June 24, 2011.

During the years ended June 30, 2009 and June 30, 2010 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2011	Bohai Pharmaceuticals Group, Inc.

	By:	/s/ Gene Hsiao
Name: Gene Hsiao
Title: Chief Financial Officer